EXHIBIT 10(mm)

[STATE OF                 STATE OF FLORIDA
 FLORIDA                  DEPARTMENT OF BUSINESS AND PROFESSIONAL REGULATION
 SEAL]                    ------------------------------------------------------
                          Lawton Chiles                      Richard T. Farrell
                            Governor                              Secretary

Sharon J. Hummerhielm, Vice President
The Deltona Corporation
999 Brickell Avenue, Suite 700
Miami, Florida 33131

RE:  The Deltona Corporation - DE00009781
     Swan Development Corporation - DE00017867
     St. Augustine Shores, Units 2 and 7 - PRLE003175
     St. Augustine Shores, Unit 8 - PRLE003175
     Material Change No. MC00005348
     Bulk Sale/Co-Registration/Escrow Agreement

Dear Ms. Hummerhielm:

This letter is in response to the material change request number MC00005348.

As the Division understands the material change request submitted by The Deltona Corporation ("Deltona"), Deltona will be conveying all of its remianing land inventory and obligations in St. Augustine Shores Subdivision to Swan Development Corporation ("Swan"). Consequently, Swan will need to become a Co-Registrant. The existing St. Augustine Shores Improvement Trust Account, which holds $14,909.66 as of 11/30/97, will be replaced with a St. Augustine Shores Refund Escrow Agreement. Swan has already placed $1,000,000 in a Refund Escrow Account in the care of Five Points Title Services Company, Inc., acting Escrow Agent.

The Division does hereby grant conceptual approval of MC00005348. Final approval will be based upon receipt of all final and/or recorded documents.

THIS  APPROVAL  ONLY VERIFIES  YOUR  COMPLIANCE  WITH THE FILING AND  DISCLOSURE
-------------------------------------------------------------------------------
REQUIREMENTS  OF CHAPTER 498,  FLORIDA  STATUTES,  AND DOES NOT  CONSTITUTE  THE
-------------------------------------------------------------------------------
DIVISION'S ENDORSEMENT OF THE OFFERING, DEVELOPMENT, OR ANY REPRESENTATIONS MADE
-------------------------------------------------------------------------------
ABOUT THE SUBJECT OF THIS FILING.  THIS APPROVAL DOES NOT RELIEVE THE REGISTRANT
-------------------------------------------------------------------------------
OF ANY DUTY OR RESPONSIBILITY UNDER THE FLORIDA STATUTES,  THE RULES PROMULGATED
-------------------------------------------------------------------------------
BY THE DIVISION THEREUNDER, OR ANY APPLICABLE LAW.
-------------------------------------------------


Examined by:                            Sincerely,




/s/ Manny J. Bas                        /s/ James F. Mullins, Chief
-----------------------------           ---------------------------
Financial Examiner/Analyst II           Bureau of Land Sales Regulation

JEM/MJB

         DIVISION OF FLORIDA LAND SALES, CONDOMINIUMS AND MOBILE HOMES
                       BUREAU OF LAND SALES REGISTRATION
 NORTHWOOD CENTRE * 1940 NORTH MONROE STREET * TALLAHASSEE, FLORIDA 32399-1034
                 Telephone (904) 488-1122 * Fax (904) 921-5450